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                                                                   EXHIBIT 32(a)

   CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jeffry N. Quinn, Chief Executive Officer of Solutia Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that to the best of my knowledge:

      (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 2, 2006


                                                   /s/ Jeffry N. Quinn
                                         ---------------------------------------
                                                     Jeffry N. Quinn
                                         President, Chief Executive Officer and
                                                  Chairman of the Board

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Solutia Inc. and will be retained by Solutia Inc. and furnished to the Securities and Exchange Commission or its staff upon request.